UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21343

Western Asset Emerging Markets Debt Fund Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York,	NY 10004

(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 725-6666

Date of fiscal year end: October 31

Date of reporting period: October 31, 2006

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT

OCTOBER 31, 2006

Western Asset

Emerging Markets

Debt Fund Inc.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Western Asset Emerging Markets Debt Fund Inc.

Annual Report  •  October 31, 2006

What’s

Inside

Fund Objective

The Fund seeks a total return and high current income.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy continued to expand, it weakened considerably as the reporting period progressed. After expanding 4.1% in the third quarter of 2005, gross domestic product (“GDP”)i increased a modest 1.7% during the last three months of the year. The economy then rebounded sharply in the first quarter of 2006. Over this period, GDP rose 5.6%, its highest reading since the third quarter of 2003. The economy then took a step backwards in the second quarter 2006, as GDP growth was 2.6% according to the U.S. Commerce Department. The preliminary estimate for the third quarter GDP growth was 2.2%.

After increasing the federal funds rateii to 5.25% in June—its 17th consecutive rate hike—the Federal Reserve Board (“Fed”)iii paused from raising rates at its next four meetings. In its statement accompanying the December meeting, the Fed stated, “Economic growth has slowed over the course of the year, partly reflecting a substantial cooling of the housing market. Although recent indicators have been mixed, the economy seems likely to expand at a moderate pace on balance over coming quarters.” The Fed’s next meeting is at the end of January, and we believe any further rate movements will likely be data dependent.

Both short- and long-term yields rose over the reporting period. However, after peaking in late June—with two and 10 year Treasuries hitting 5.29% and 5.25%, respectively—rates fell sharply as the Fed paused from its tightening cycle. In addition, inflationary pressures eased as oil prices, which rose to a record $78 a barrel in mid-July, subsequently fell 15% in the latter part of the third quarter.iv Overall, during the 12 months ended October 31, 2006, two-year Treasury yields increased from 4.40% to 4.71%. Over the same period, 10-year Treasury yields moved from 4.57% to 4.61%. Looking at the 12-month period as a whole, the

Western Asset Emerging Markets Debt Fund Inc.         I

overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexv, returned 5.19%.

Strong corporate profits and low default rates helped high yield bonds generate positive returns during the reporting period. While there were several high profile company specific issues, mostly in the automobile industry, they were not enough to drag down the overall high yield market. During the 12-month period ended October 31, 2006, the Citigroup High Yield Market Indexvi returned 9.95%.

Despite periods of weakness, emerging markets debt generated strong results over the 12-month period, as the JPMorgan Emerging Markets Bond Index Globalvii returned 11.45%. An expanding global economy, solid domestic spending and a pause in U.S. interest rate hikes supported many emerging market countries.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

Following the purchase of substantially all of Citigroup Inc.’s asset management business in December 2005, Legg Mason, Inc. (“Legg Mason”) undertook an internal reorganization to consolidate the advisory services provided to the legacy Citigroup funds through a more limited number of advisers. As part of this reorganization, at a meeting held on June 26, 2006, the Fund’s Board approved a new management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”), under which LMPFA became investment manager for the Fund effective August 1, 2006.

Western Asset Management Company (“Western Asset”) became subadviser for the Fund, under a new sub-advisory agreement between LMPFA and Western Asset, effective August 1, 2006. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser, the day-to-day port -

II         Western Asset Emerging Markets Debt Fund Inc.

folio management of the Fund. The management fee for the Fund remains unchanged.

Effective November 30, 2006, Western Asset Management Company Limited (“Western Asset Limited”) will become an additional subadviser to the Fund. Western Asset Limited will provide certain advisory services to the Fund relating to currency transactions and investment in nondollar denominated securities.

Western Asset Limited has offices at 10 Exchange Place, London, England. Western Asset Limited acts as an investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds.

Prior to October 9, 2006, the Fund was known as Salomon Brothers Emerging Markets Debt Fund Inc.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry (not directly affecting closed-end investment companies, such as this Fund) have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the open-end funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations, or whether these may affect the Fund.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Western Asset Emerging Markets Debt Fund Inc.         III

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 13, 2006

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	Source: The Wall Street Journal, 9/29/06.

[v]	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vii	The JPMorgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

IV         Western Asset Emerging Markets Debt Fund Inc.

Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. Despite periods of volatility, emerging market debt generated strong returns during the 12 months ended October 31, 2006. Over this period, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)i returned 11.45%. Emerging market debt generated solid results during the first four months of the reporting period. A combination of ongoing improvements in emerging market fundamentals, relatively low global interest rates and high commodity prices aided the asset class. However, emerging market debt then weakened from March through June as investor demand fell as risk aversion increased. This was due, in part, to fears of continued short-term interest rate hikes by the Federal Reserve Board (“Fed”)ii. Emerging market debt then staged an impressive rally during the last four months of the reporting period. Despite a cooling U.S. housing market, sharply falling commodity prices and geopolitical unrest, investor demand increased as the Fed chose not to raise interest rates at its meetings in August, September and October.

Performance Review

For the 12 months ended October 31, 2006, Western Asset Emerging Markets Debt Fund Inc. returned 11.16% based on its net asset value (“NAV”)iii and 14.11% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmark, the EMBI Global, returned 11.45% and its Lipper Emerging Markets Debt Closed-End Funds Category Averageiv increased 11.49% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the 12-month period, the Fund made distributions to shareholders totaling $2.237 per share. The performance table shows the Fund’s 12-month total return based on its NAV and market price as of October 31, 2006. Past performance is no guarantee of future results.

Performance Snapshot as of October 31, 2006 (unaudited)

Price Per Share	12-Month Total Return
$20.87 (NAV)	11.16%

$17.85 (Market Price)	14.11%

All figures represent past performance and are not a guarantee of future results.
Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, if any, in additional shares.

Western Asset Emerging Markets Debt Fund Inc. 2006 Annual Report         1

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. During the first half of the reporting period, the Fund’s overweight to Argentina and underweights to China and Russia enhanced results. In addition, security selection in Colombia, the Philippines and Mexico supported Fund performance. The use of leverage also positively contributed to performance. In the second half of the period, overweights to Brazil and Argentina were beneficial to performance, as was an underweight to Turkey.

What were the leading detractors from performance?

A. The Fund’s overweights in Mexico and Peru and underweights to the Philippines and Venezuela detracted from relative performance during the first half of the reporting period. Security selection in Brazil, Argentina and Venezuela also hurt the Fund’s performance over that period. In the second half of the Fund’s fiscal year, overweights to Russia and Venezuela and a continued underweight in the Philippines was a drag on performance.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes made to the Fund during the reporting period.

Looking for Additional Information?

The Fund is traded under the symbol “ESD” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol “XESDX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/InvestorServices.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102, Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in the Western Asset Emerging Markets Debt Fund Inc. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

November 29, 2006

2         Western Asset Emerging Markets Debt Fund Inc. 2006 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Like any investment, there is a risk of loss; you may not be able to sell the shares of the Fund for the same amount that you purchased them. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains and increase losses in the Fund’s portfolio.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

iv	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 13 funds in the Fund’s Lipper category.

Western Asset Emerging Markets Debt Fund Inc. 2006 Annual Report         3

Fund at a Glance (unaudited)

4         Western Asset Emerging Markets Debt Fund Inc. 2006 Annual Report

Schedule of Investments (October 31, 2006)

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

Face Amount†	Security	Value

SOVEREIGN BONDS — 73.4%
Argentina — 3.7%
	Republic of Argentina:
2,000,000EUR	9.250% due 10/21/02 (a)	$795,057
5,000,000DEM	10.250% due 2/6/03 (a)	1,048,916
1,425,000EUR	9.000% due 6/20/03 (a)	566,478
1,000,000EUR	9.500% due 3/4/04 (a)	394,335
5,000,000DEM	7.000% due 3/18/04 (a)	1,024,428
2,000,000EUR	8.500% due 7/1/04 (a)	788,671
2,000,000EUR	10.000% due 1/7/05 (a)	815,492
3,200,000ARS	8.125% due 4/21/08 (a)	1,272,091
1,200,000EUR	9.000% due 7/6/10 (a)	477,673
3,496,500	5.590% due 8/3/12 (b)	3,286,517
7,348,524ARS	Bonds, 2.000% due 1/3/10 (b)	4,739,264
1,482,731ARS	Discount Bonds, 5.830% due 12/31/33 (b)	561,487
	GDP Linked Securities:
82,017,123ARS	0.649% due 12/15/35 (b)	2,507,276
4,825,000EUR	0.662% due 12/15/35 (b)	676,025
4,205,000	0.624% due 12/15/35 (b)	460,027
	Medium-Term Notes:
525,000EUR	8.750% due 2/4/03 (a)	213,731
5,000,000,000ITL	7.000% due 3/18/04 (a)	1,026,549
2,000,000EUR	7.000% due 3/18/04 (a)	808,644
1,000,000EUR	9.250% due 7/20/04 (a)	387,949
2,000,000EUR	8.125% due 10/4/04 (a)	775,899
1,000,000EUR	Series APR, 14.000% due 2/26/08 (a)	402,318

	Total Argentina	23,028,827

Brazil — 15.4%
	Federative Republic of Brazil:
24,057,000	11.000% due 8/17/40 (c)	31,677,055
	Collective Action Securities:
6,010,000	8.750% due 2/4/25	7,278,110
4,700,000	8.250% due 1/20/34	5,496,650
45,762,000	Notes, 8.000% due 1/15/15 (c)	50,647,093

	Total Brazil	95,098,908

Colombia — 3.2%
	Republic of Colombia:
6,384,000	8.125% due 5/21/24	7,201,152
6,262,000	10.375% due 1/28/33	8,696,353
3,960,000	7.375% due 9/18/37	4,098,600

	Total Colombia	19,996,105

Ecuador — 1.3%
7,877,000	Republic of Ecuador, 10.000% due 8/15/30 (d)	7,900,631

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2006 Annual Report         5

Schedule of Investments (October 31, 2006) (continued)

Face Amount†	Security	Value

El Salvador — 1.7%
	Republic of El Salvador:
7,420,000	7.750% due 1/24/23 (d)	$8,495,900
1,500,000	8.250% due 4/10/32 (d)	1,766,250

	Total El Salvador	10,262,150

Indonesia — 0.5%
2,400,000	Republic of Indonesia, 8.500% due 10/12/35 (d)	2,850,000

Malaysia — 1.6%
9,690,000	Penerbangan Malaysia Berhad, 5.625% due 3/15/16 (d)	9,805,408

Mexico — 11.1%
	United Mexican States:
1,395,000	11.375% due 9/15/16	2,011,590
2,500,000	8.125% due 12/30/19	3,040,625
	Medium-Term Notes:
30,400,000	5.625% due 1/15/17	30,384,800
1,920,000	8.300% due 8/15/31	2,447,040
	Series A:
2,001,000	6.375% due 1/16/13	2,103,551
10,201,000	6.625% due 3/3/15	10,948,223
11,120,000	8.000% due 9/24/22	13,496,900
4,047,000	Series XW, 10.375% due 2/17/09	4,516,452

	Total Mexico	68,949,181

Panama — 2.7%
	Republic of Panama:
5,058,000	7.250% due 3/15/15	5,438,615
6,090,000	9.375% due 4/1/29	7,939,837
3,482,000	6.700% due 1/26/36	3,518,561

	Total Panama	16,897,013

Peru — 3.0%
	Republic of Peru:
13,018,000	8.750% due 11/21/33	16,565,405
286,080	FLIRB 5.000% due 3/7/17 (b)	284,292
1,664,400	PDI, 5.000% due 3/7/17 (b)	1,656,078

	Total Peru	18,505,775

Philippines — 1.5%
	Republic of the Philippines:
4,206,000	10.625% due 3/16/25 (e)	5,860,640
3,054,000	7.750% due 1/14/31	3,340,160

	Total Philippines	9,200,800

Russia — 12.3%
	Russian Federation:
2,175,000	11.000% due 7/24/18 (d)	3,140,157
1,595,000	12.750% due 6/24/28 (d)	2,876,981
62,219,000	5.000% due 3/31/30 (c)(d)	69,782,497

	Total Russia	75,799,635

See Notes to Financial Statements.

6         Western Asset Emerging Markets Debt Fund Inc. 2006 Annual Report

Schedule of Investments (October 31, 2006) (continued)

Face Amount†	Security	Value

South Africa — 1.4%
8,425,000	Republic of South Africa, 6.500% due 6/2/14	$8,888,375

Turkey — 4.0%
	Republic of Turkey:
3,380,000	11.500% due 1/23/12	4,110,925
1,257,000	11.000% due 1/14/13	1,530,397
2,125,000	7.250% due 3/15/15	2,188,750
9,200,000	11.875% due 1/15/30 (e)	13,926,500
798,000	Collective Action Securities, Notes, 9.500% due 1/15/14	922,688
2,343,000	Notes, 6.875% due 3/17/36	2,199,491

	Total Turkey	24,878,751

Uruguay — 0.9%
5,432,076	Republic of Uruguay, Benchmark Bonds, 7.875% due 1/15/33 (f)	5,842,198

Venezuela — 9.1%
	Bolivarian Republic of Venezuela:
1,175,000	5.375% due 8/7/10 (d)	1,142,981
885,000	8.500% due 10/8/14	988,988
21,087,000	5.750% due 2/26/16	19,637,269
1,674,000	7.650% due 4/21/25	1,772,348
	Collective Action Securities:
10,410,000	9.375% due 1/13/34	13,072,357
14,655,000	6.374% due 4/20/11 (b)(d)	14,651,336
3,850,000	Notes, 10.750% due 9/19/13	4,745,125

	Total Venezuela	56,010,404

	TOTAL SOVEREIGN BONDS (Cost — $421,139,914)	453,914,161

CORPORATE BONDS & NOTES — 17.1%
Brazil — 1.2%
	Vale Overseas Ltd., Notes:
2,175,000	6.250% due 1/11/16	2,200,013
4,219,000	8.250% due 1/17/34	4,896,149

	Total Brazil	7,096,162

Chile — 1.9%
2,925,000	Corporacion Nacional del Cobre-Codelco, Notes, 5.500% due 10/15/13 (d)	2,931,561
	Enersis SA, Notes:
6,090,000	7.375% due 1/15/14	6,551,646
2,285,000	7.400% due 12/1/16	2,483,064

	Total Chile	11,966,271

Malaysia — 0.3%
1,650,000	Petronas Capital Ltd., Notes, 7.875% due 5/22/22 (d)	2,018,486
113,000	Sarawak International Inc., Senior Bonds, 5.500% due 8/3/15	110,696

	Total Malaysia	2,129,182

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2006 Annual Report         7

Schedule of Investments (October 31, 2006) (continued)

Face Amount†	Security	Value

Mexico — 5.7%
311,000	Axtel SA de CV, 11.000% due 12/15/13	$348,320
1,450,000	Banco Mercantil del Norte SA, Bonds, 6.135% due 10/13/16 (d)	1,464,359
	Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes:
380,000	10.250% due 6/15/07	389,975
340,000	9.375% due 5/1/12	364,650
175,000	12.500% due 6/15/12	192,500
21,985,000	Pemex Project Funding Master Trust, Guaranteed Bonds, 9.500% due 9/15/27	29,130,125
37,000,000MXN	Telefonos de Mexico SA de CV, Senior Notes, 8.750% due 1/31/16	3,454,233

	Total Mexico	35,344,162

Russia — 7.2%
17,340,000	Gaz Capital SA, Notes, 8.625% due 4/28/34 (d)	22,011,396
162,014,000RUB	Gazprom OAO, Series A6, 6.950% due 8/6/09	6,104,461
9,780,000	Russian Agricultural Bank, Notes, 7.175% due 5/16/13 (d)	10,330,125
5,580,000	TNK-BP Finance SA, 7.500% due 7/18/16 (d)	5,848,197

	Total Russia	44,294,179

Venezuela — 0.8%
5,081,000	Petrozuata Finance Inc., 8.220% due 4/1/17 (d)	4,981,560

	TOTAL CORPORATE BONDS & NOTES (Cost — $100,886,735)	105,811,516

Warrant
WARRANT — 0.1%
11,745	Bolivarian Republic of Venezuela, Oil-linked payment obligations, Expires 4/15/20 (Cost — $364,095)	383,180

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $522,390,744)	560,108,857

Face Amount†
SHORT-TERM INVESTMENTS — 9.4%
Certificate of Deposit (Yankee) — 0.9%
5,800,000	UBS AG Jersey Branch, 3.841% due 1/11/07 (g) (Cost — $5,805,046)	5,805,046

Sovereign Bonds — 4.1%
	Egypt Treasury Bills:
34,850,000EGP	Zero coupon bond to yield 9.724% due 4/17/07 (g)	5,814,431
123,425,000EGP	Zero coupon bond to yield 9.643% due 10/30/07 (g)	19,623,822

	Total Sovereign Bonds (Cost — $25,458,715)	25,438,253

U.S. Government Agency — 0.2%
950,000	Federal National Mortgage Association (FNMA), Discount Notes, 5.197% due 6/25/07 (g)(h) (Cost — $918,861)	918,955

See Notes to Financial Statements.

8         Western Asset Emerging Markets Debt Fund Inc. 2006 Annual Report

Schedule of Investments (October 31, 2006) (continued)

Face Amount†	Security	Value

REPURCHASE AGREEMENTS — 4.2%
15,000,000	Interest in $25,000,000 joint tri-party repurchase agreement dated 10/31/06 with Morgan Stanley, 5.280% due 11/1/06; Proceeds at maturity — $15,002,200; (Fully collateralized by U.S. government agency obligation, 0.000% due 11/24/06; Market value — $15,377,538)	$15,000,000
11,041,000	Nomura Securities International Inc. repurchase agreement dated 10/31/06, 5.280% due 11/1/06; Proceeds at maturity — $11,042,619; (Fully collateralized by various U.S. Treasury Bills and Notes, 0.000% to 4.125% due 12/27/06 to 5/15/10; Market value — $11,261,846) (c)	11,041,000

	TOTAL REPURCHASE AGREEMENTS (Cost — $26,041,000)	26,041,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $58,223,622)	58,203,254

	TOTAL INVESTMENTS — 100.0% (Cost — $580,614,366#)	$618,312,111

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Security is currently in default.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2006.

(c)	All or a portion of this security is segregated for open futures contracts and reverse repurchase agreements.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(e)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(g)	Rate shown represents yield-to-maturity.

(h)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is $582,313,221.

Abbreviations used in this schedule:
ARS	— Argentine Peso
DEM	— German Mark
EGP	— Egyptian Pound
EUR	— Euro
FLIRB	— Front-Loaded Interest Reduction Bonds
GDP	— Gross Domestic Product
ITL	— Italian Lira
MXN	— Mexican Peso
PDI	— Past Due Interest
RUB	— Russian Ruble

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2006 Annual Report         9

Statement of Assets and Liabilities (October 31, 2006)

ASSETS:
Investments, at value (Cost — $580,614,366)	$618,312,111
Foreign currency, at value (Cost — $445,898)	445,353
Interest receivable	7,874,959
Receivable for securities sold	2,224,987
Prepaid expenses	15,545

Total Assets	628,872,955

LIABILITIES:
Payable for securities purchased	19,639,231
Payable for open reverse repurchase agreements	17,840,614
Due to custodian	5,794,954
Payable to broker — variation margin on open futures contracts	585,938
Investment management fee payable	434,490
Interest payable	44,079
Directors’ fees payable	1,517
Accrued expenses	95,615

Total Liabilities	44,436,438

Total Net Assets	$584,436,517

NET ASSETS:
Par value ($0.001 par value; 28,009,890 shares issued and outstanding; 100,000,000 shares authorized)	$28,010
Paid-in capital in excess of par value	533,497,195
Undistributed net investment income	962,901
Accumulated net realized gain on investments, futures contracts and foreign currency transactions	13,780,159
Net unrealized appreciation on investments, futures contracts and foreign currencies	36,168,252

Total Net Assets	$584,436,517

Shares Outstanding	28,009,890

Net Asset Value	$20.87

See Notes to Financial Statements.

10         Western Asset Emerging Markets Debt Fund Inc. 2006 Annual Report

Statement of Operations (For the year ended October 31, 2006)

INVESTMENT INCOME:
Interest	$37,331,658

EXPENSES:
Investment management fee (Note 2)	5,019,808
Interest expense (Note 3)	396,808
Shareholder reports	121,760
Transfer agent fees	79,680
Directors’ fees	72,480
Custody fees	60,495
Audit and tax	53,817
Legal fees	35,057
Stock exchange listing fees	17,325
Insurance	7,191
Miscellaneous expenses	7,578

Total Expenses	5,871,999
Less: Fee waivers and/or expense reimbursements (Note 2)	(12,692)

Net Expenses	5,859,307

Net Investment Income	31,472,351

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain From:
Investment transactions	16,875,195
Futures contracts	3,821,002
Foreign currency transactions	50,725

Net Realized Gain	20,746,922

Change in Net Unrealized Appreciation/Depreciation From:
Investments	12,693,613
Futures contracts	(4,201,354)
Foreign currencies	6,013

Change in Net Unrealized Appreciation/Depreciation	8,498,272

Net Gain on Investments, Futures Contracts and Foreign Currency Transactions	29,245,194

Increase in Net Assets From Operations	$60,717,545

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2006 Annual Report         11

Statements of Changes in Net Assets (For the years ended October 31,)

	2006	2005
OPERATIONS:
Net investment income	$31,472,351	$41,664,410
Net realized gain	20,746,922	41,871,007
Change in net unrealized appreciation/depreciation	8,498,272	19,980,990

Increase in Net Assets From Operations	60,717,545	103,516,407

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(29,683,010)	(48,080,964)
Net realized gains	(32,963,909)	—

Decrease in Net Assets From Distributions to Shareholders	(62,646,919)	(48,080,964)

FUND SHARE TRANSACTIONS:
Increase in net assets due to an adjustment of initial offering costs†	284,321	—
Proceeds from shares issued on reinvestment of distributions (276,271 shares issued)	—	5,271,374

Increase in Net Assets From Fund Share Transactions	284,321	5,271,374

Increase (Decrease) in Net Assets	(1,645,053)	60,706,817
NET ASSETS:
Beginning of year	586,081,570	525,374,753

End of year*	$584,436,517	$586,081,570

* Includes undistributed/(overdistributed) net investment income of:	$962,901	$(2,311,067)

†	Upon the initial public offering of Fund, the Fund estimated $1,088,576 of offering cost. The actual offering costs amounted to $804,255 at the end of the offering period.

See Notes to Financial Statements.

12         Western Asset Emerging Markets Debt Fund Inc. 2006 Annual Report

Statement of Cash Flows (For the year ended October 31, 2006)

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest received	$40,241,024
Operating expenses paid	(5,576,226)
Net purchases of short-term investments	(23,057,455)
Realized gain on foreign currency transactions	50,725
Realized gain on futures contracts	3,821,002
Net change in unrealized depreciation on futures contracts	(4,201,354)
Net change in unrealized appreciation on foreign currencies	6,013
Purchases of long-term investments	(409,247,284)
Proceeds from disposition of long-term investments	451,835,345
Change in payable to broker — variation margin	546,876
Interest paid	(460,179)

Net Cash Flows Provided By Operating Activities	53,958,487

CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(66,008,106)
Deposits with brokers for future contracts and credit default swap contracts	1,237,500
Proceeds from reverse repurchase agreements	5,462,281

Net Cash Flows Used By Financing Activities	(59,308,325)

Net Decrease in Cash	(5,349,838)
Cash, Beginning of year	237

Cash and foreign currency, End of year	$(5,349,601)

RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Increase in Net Assets From Operations	$60,717,545

Accretion of discount on investments	(755,462)
Amortization of premium on investments	2,822,778
Increase in investments, at value	(33,456,047)
Increase in payable for securities purchased	14,356,874
Decrease in interest receivable	842,050
Decrease in receivable for securities sold	9,060,971
Increase in payable to broker — variation margin	546,876
Increase in prepaid expenses	(11,356)
Decrease in interest payable	(63,371)
Decrease in accrued expenses	(102,371)

Total Adjustments	(6,759,058)

Net Cash Flows Provided By Operating Activities	$53,958,487

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2006 Annual Report         13

Financial Highlights

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

	2006(1)	2005(1)	2004(1)(2)
Net Asset Value, Beginning of Year	$20.92	$18.94	$19.06	(3)

Income (Loss) From Operations:
Net investment income	1.12	1.49	1.47
Net realized and unrealized gain (loss)	1.06	2.21	(0.25)

Total Income From Operations	2.18	3.70	1.22

Less Distributions From:
Net investment income	(1.06)	(1.72)	(1.35)
Net realized gains	(1.18)	—	—

Total Distributions	(2.24)	(1.72)	(1.35)

Increase in net assets due to adjustment of initial offering costs	0.01	—	—

Increase in Net Asset Value Due to Shares Issued on Reinvestment of Distributions	—	—	0.01

Net Asset Value, End of Year	$20.87	$20.92	$18.94

Market Price, End of Year	$17.85	$17.70	$18.91

Total Return, Based on NAV(4)	11.16%	20.43%	7.08%

Total Return, Based on Market Price(5)	14.11%	2.52%	2.04%

Net Assets, End of Year (000s)	$584,437	$586,082	$525,375

Ratios to Average Net Assets:
Gross expenses	1.02%	1.81%	1.82	%(6)
Gross expenses, excluding interest expense	0.95	1.19	1.32	(6)
Net expenses	1.02 (7)	1.81	1.82	(6)
Net expenses, excluding interest expense	0.95 (7)	1.19	1.32	(6)
Net investment income	5.48	7.45	8.90	(6)

Portfolio Turnover Rate	72%	84%	94%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period December 21, 2003 (commencement of operations) to October 31, 2004.

(3)	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.

(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(5)	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(6)	Annualized.

(7)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

14         Western Asset Emerging Markets Debt Fund Inc. 2006 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Western Asset Emerging Markets Debt Fund Inc. (the “Fund”) (formerly known as Salomon Brothers Emerging Markets Debt Fund Inc.) was incorporated in Maryland on April 16, 2003 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to seek total return. As a secondary objective, the Fund seeks high current income.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements in which the Fund sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. Whenever the Fund enters into a reverse repurchase agreement, the Fund’s custodian delivers liquid assets to the counterparty in an amount at least equal to the repurchase price (including accrued interest). The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings, which may create leverage risk for the Fund.

Western Asset Emerging Markets Debt Fund Inc. 2006 Annual Report         15

Notes to Financial Statements (continued)

(d) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(f) Cash Flow Information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(g) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(h) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

16         Western Asset Emerging Markets Debt Fund Inc. 2006 Annual Report

Notes to Financial Statements (continued)

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) Other Risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal is greater.

(k) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(l) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These classifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gains
(a)	$1,484,627	$(1,484,627)

(a)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities and book/tax differences in the treatment of passive foreign investment companies,

Western Asset Emerging Markets Debt Fund Inc. 2006 Annual Report         17

Notes to Financial Statements (continued)

2.	Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s then investment manager, Salomon Brothers Asset Management Inc. (“SBAM”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment advisory and administrative contracts to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and SBAM, which became effective on December 1, 2005.

Prior to the Legg Mason transaction and under the new investment management agreement effective December 1, 2005, the Fund paid SBAM a fee calculated at an annual rate of 0.85% of the Fund’s average daily net assets plus any borrowings for its services. This fee was calculated daily and paid monthly.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays Western Asset 70% of the net management fee that it receives from the Fund.

Effective November 30, 2006, Western Asset Management Company Limited (“Western Asset Limited”) will become an additional subadviser to the Fund. Western Asset Limited will provide certain advisory services to the Fund relating to currency transactions and investment in nondollar denominated securities. Western Asset Limited will not receive any compensation from the Fund and will be paid by Western Asset for its services to the Fund.

During the year ended October 31, 2006, the SBAM waived a portion of its investment management fee in the amount of $12,692.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.	Investments

During the year ended October 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$403,964,927

Sales	444,267,320

18         Western Asset Emerging Markets Debt Fund Inc. 2006 Annual Report

Notes to Financial Statements (continued)

At October 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$37,186,468
Gross unrealized depreciation	(1,187,578)

Net unrealized appreciation	$35,998,890

Transactions in reverse repurchase agreements for the Fund during the year ended October 31, 2006 were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Outstanding
$15,764,216	2.48%	$35,506,132

Interest rates on reverse repurchase agreements ranged from 0.20% to 4.50% during the year ended October 31, 2006. Interest expense incurred on reverse repurchase agreements totaled $396,808.

At October 31, 2006, the Fund had the following open reverse repurchase agreements:

Face Amount	Security	Value

$5,201,140	Reverse Repurchase Agreement with Credit Suisse First Boston, dated 9/15/06 bearing 4.500% to be repurchased at $5,231,696 on 11/1/06, collateralized by: $4,206,000 Republic of the Philippines, 10.625% due 3/16/25; Market Value (including accrued interest) - $5,917,427	$5,201,140
6,045,714	Reverse Repurchase Agreement with Credit Suisse First Boston, dated 10/27/06 bearing 4.000% to be repurchased at a date to be determined, collateralized by: $4,380,000 Republic of Turkey, 11.875% due 1/15/30; Market value (including accrued interest) $6,784,284	6,045,714
6,593,760	Reverse Repurchase Agreement with Deutsche Bank Securities Inc., dated 9/25/06 bearing 1.500% to be repurchased at $6,608,046 on 11/16/06, collateralized by: $4,820,000 Republic of Turkey, 11.875% due 1/15/30; Market value (including accrued interest) $7,465,809	6,593,760

	Total Reverse Repurchase Agreements (Proceeds — $17,840,614)	$17,840,614

At October 31, 2006, the Fund had the following open futures contracts:

Contracts to Sell:	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
U.S. Treasury 10 Year Note	1,250	12/06	$133,743,463	$135,273,438	$(1,529,975)

Western Asset Emerging Markets Debt Fund Inc. 2006 Annual Report         19

Notes to Financial Statements (continued)

4.	Distributions Subsequent to October 31, 2006

On July 27, 2006, the Board of Directors (“Board”) of the Fund declared a dividend distribution in the amount of $0.1000 per share payable on November 24, 2006 to shareholders of record on November 17, 2006.

On November 17, 2006, the Board declared distributions of $0.5980 per share (comprised of $0.1000 income, $0.1000 Short-term Capital Gain and $0.3980 Long-term Capital Gain), $0.1000 per share and $0.1000 per share, payable on December 29, 2006, January 26, 2007 and February 23, 2007 to shareholders of record on December 22, 2006, January 19, 2007 and February 16, 2007, respectively.

5.	Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, were as follows:

	2006	2005
Distributions paid from:
Ordinary Income	$29,690,483	$48,080,964
Net Long-term Capital Gains	32,956,436	—

Total Distributions Paid	$62,646,919	$48,080,964

As of October 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$3,764,723
Undistributed long-term capital gains — net	11,147,217

Total undistributed earnings	$14,911,940
Other book/tax temporary differences(a)	1,529,975
Unrealized appreciation/(depreciation)(b)	34,469,397

Total accumulated earnings/(losses) — net	$50,911,312

(a)	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain futures contracts.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

6.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and Citigroup Global Markets Inc. (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then existing

20         Western Asset Emerging Markets Debt Fund Inc. 2006 Annual Report

Notes to Financial Statements (continued)

transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for approval by the SEC. At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also requires that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses, be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Affected Funds.

This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

Western Asset Emerging Markets Debt Fund Inc. 2006 Annual Report         21

Notes to Financial Statements (continued)

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

7.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBAM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

8.	Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be November 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

*    *    *

22         Western Asset Emerging Markets Debt Fund Inc. 2006 Annual Report

Notes to Financial Statements (continued)

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

Western Asset Emerging Markets Debt Fund Inc. 2006 Annual Report         23

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Western Asset Emerging Markets Debt Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Emerging Markets Debt Fund Inc. (formerly Salomon Brothers Emerging Markets Debt Fund Inc.), as of October 31, 2006, and the related statement of operations and statement of cash flows for the year then ended, and the statements of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period December 31, 2003 (commencement of operations) through October 31, 2004 were audited by other independent registered public accountants whose report thereon, dated December 21, 2004, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Emerging Markets Debt Fund Inc., as of October 31, 2006, and the results of its operations and its cash flows for the year then ended, the changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 27, 2006

24         Western Asset Emerging Markets Debt Fund Inc. 2006 Annual Report

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 26, 2006, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser or proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved one or more new subadvisory agreements between the Manager and Western Asset Management Company (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Fund’s prior management agreement with Salomon Brothers Asset Management Inc. and were entered into in connection with an internal reorganization of the Manager’s and the prior manager’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board Members noted that the portfolio management team was expected to be the same as then managing the Fund.

The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.

The Board Members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board Members were provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in

Western Asset Emerging Markets Debt Fund Inc.         25

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

the Performance Universe. The Board Members noted that they had received and discussed with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmark. Based on the Board Members’ review, which included careful consideration of the factors noted above, the Board Members concluded that the performance of the Fund, under the circumstances, supported approval of the New Management Agreement and New Subadvisory Agreement.

The Board Members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager, including the fee waiver and/or expense reimbursement arrangements currently in place. Additionally, the Board Members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board Members determined that the Fund’s management fee and was reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.

The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive profitability information on an annual basis.

In their deliberations, the Board Members also considered, and placed significant importance on, information that had been received and conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason, that did not involve an actual change of control or management. The Board Members further

26         Western Asset Emerging Markets Debt Fund Inc.

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

noted that the terms and conditions of the New Management Agreement are substantially identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.

In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

Western Asset Emerging Markets Debt Fund Inc.         27

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Emerging Markets Debt Fund Inc. (formerly known as Salomon Brothers Emerging Markets Debt Fund Inc.) (the “Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Advised in the Fund Complex and Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Non-Interested Directors:
Carol L. Colman Colman Consulting Co. 278 Hawley Road North Salem, NY 10560 Birth Year: 1946	Director and Member of the Nominating and Audit Committees	Since 2003	President, Colman Consulting Co.	37	None

Daniel P. Cronin c/o Chairman of the Fund 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1946	Director and Member of the Nominating and Audit Committees	Since 2003	Formerly, Associate General Counsel, Pfizer Inc.	34	None

Leslie H. Gelb c/o Chairman of the Fund 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1937	Director and Member of the Nominating and Audit Committees	Since 2003	President, Emeritus and Senior Board Fellow, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	34	Director of two registered investment companies advised by Blackstone Asia Advisors L.L.C. (“Blackstone Advisors”)

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director and Member of Nominating and Audit Committees	Since 2003	President, W.R. Hutchinson & Associates Inc.; Formerly Group Vice President, Mergers and Acquisitions, BP Amoco p.l.c.	44	Associated Banc-Corp.

Dr. Riordan Roett The Johns Hopkins University 1710 Massachusetts Avenue, NW Washington, DC 20036 Birth Year: 1938	Director and Member of the Nominating and Audit Committees	Since 2003	Professor and Director, Latin America Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University	34	None

28         Western Asset Emerging Markets Debt Fund Inc.

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Advised in the Fund Complex and Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Non-Interested Directors:
Jeswald W. Salacuse c/o Chairman of the Fund 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1938	Director and Member of the Nominating and Audit Committees	Since 2003	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law & Diplomacy, Tufts University	34	Director of two registered investment companies advised by Blackstone Advisors

Interested Director:
R. Jay Gerken, CFA(2) Legg Mason & Co. LLC (“Legg Mason”) 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Director, Chairman and Chief Executive Officer	Since 2003	Managing Director of Legg Mason; President and Chief Executive Officer of Legg Mason Partners Fund Advisors, LLC (“LMPFA”) (Since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc, (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Chairman of SBFM and CFM (from 2002 to 2006); Formerly, Chairman, President and Chief Executive of Travelers Investment Advisers, Inc. (from 2002 to 2005)	167	Trustee, Consulting Group Capital Markets Fund

Officers:
Frances M. Guggino Legg Mason 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly Controller of certain mutual funds associated with Legg Mason (from
			1999 to 2004)	N/A	N/A

Western Asset Emerging Markets Debt Fund Inc.          29

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Advised in the Fund Complex and Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Officers:
Ted P. Becker Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Managing Director of Compliance at Legg Mason (2005-Present); Chief Compliance Officer with certain mutual funds associated with Legg Mason (Since 2006); Managing Director of Compliance at Legg Mason or its predecessors (2002-2005). Prior to 2002, Managing Director Internal Audit & Risk Review at Citigroup, Inc.	N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (Since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, secretary of CFM (from 2001 to 2004)	N/A	N/A

(1)	The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meeting of Stockholders in the year 2009, year 2007 and year 2008, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year until their successors are duly elected and qualified.

(2)	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an employee of Legg Mason and certain of its affiliates.

30         Western Asset Emerging Markets Debt Fund Inc.

Annual Chief Executive Officer and Chief Financial Officer Certification (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Western Asset Emerging Markets Debt Fund Inc.          31

Dividend Reinvestment Plan (unaudited)

Unless you elect to receive distributions in cash, all distributions on your Common Shares will be automatically reinvested by American Stock Transfer & Trust Company (“AST”), as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by AST as dividend paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

You may withdraw from the Plan by notifying the Plan Agent in writing at 59 Maiden Lane, New York, New York 10038. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared distribution on the Common Shares. The

32         Western Asset Emerging Markets Debt Fund Inc.

Dividend Reinvestment Plan (unaudited) (continued)

Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged $5.00 plus a $0.05 per Common Share service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

Western Asset Emerging Markets Debt Fund Inc.          33

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2006

Record Date:	12/27/2005	10/20/2006
Payable Date:	12/30/2005	10/27/2006

Long-Term Capital Gain Dividend	$1.076600	$0.100000

Additionally, the Fund hereby designates an additional $7,473 of long-term capital gains for the taxable year-ended October 31, 2006.

Please retain this information for your records.

34         Western Asset Emerging Markets Debt Fund Inc.

Western Asset Emerging Markets Debt Fund Inc.

DIRECTORS

Carol L. Colman

Daniel P. Cronin

Leslie H. Gelb

R. Jay Gerken, CFA

    Chairman

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

OFFICERS

R. Jay Gerken, CFA

President and Chief

Executive Officer

Frances M. Guggino

Chief Financial Officer
and Treasurer

Ted P. Becker

Chief Compliance Officer

Robert I. Frenkel

Secretary and
Chief Legal Officer

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

125 Broad Street

10th Floor, MF-2

New York, New York 10004

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISERS

Western Asset Management Company

Western Asset Management Company Limited

CUSTODIAN

State Street Bank and
Trust Company

225 Franklin Street

Boston, Massachusetts 02110

DIVIDEND DISBURSING AND TRANSFER AGENT

American Stock Transfer & Trust Company

59 Maiden Lane

New York, New York 10038

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

LEGAL COUNSEL

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL

ESD

This report is transmitted to the shareholders of the Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock Transfer & Trust Company

59 Maiden Lane

New York, New York 10038

WAS0020 10/06	SR06-203

Western Asset Emerging Markets Debt Funds Inc.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-446-1013.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services

a) Audit Fees. Effective June 17, 2005, PricewaterhouseCoopers LLP (“PwC”) resigned as the Registrant’s principal accountant (the “Auditor”). The Registrant’s audit committee approved the engagement of KPMG LLP (“KPMG”) as the Registrant’s new principal accountant. The aggregate fees billed in the last two fiscal years ending October 31, 2005 and October 31, 2006 (the “Reporting Periods”) for professional services rendered for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $53,000 in 2005 performed by PwC and $51,000 in 2006 performed by KPMG.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by PwC or KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2005 and $255 in 2006. These services consisted of procedures performed by PwC in correlation with the billing for time incurred in connection with KPMG workpaper review.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Emerging Markets Debt Fund (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by PwC for tax compliance, tax advice and tax planning (“Tax Services”) were $525 in 2005 and $6,035 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. As of October 31, 2006, KPMG has not billed the Registrant for any Tax Services rendered.

There were no fees billed for tax services by PwC or KPMG to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) There were no non-audit services rendered by KPMG to SBAM, or any entity controlling, controlled by or under common control with SBAM that provided ongoing services to the Registrant.

All Other Fees. There were no other non-audit services rendered by PwC or KPMG to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Western Asset Emerging Markets Debt Fund requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Emerging Markets Debt Fund, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2005 and 2006; Tax Fees were 100% and 100% for 2005 and 2006; and Other Fees were 100% and 100% for 2005 and 2006.

(f) N/A

(g) All Other Fees. The aggregate fees billed for all other non-audit services rendered by PwC to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Western Asset Emerging Markets Debt Fund, requiring pre-approval by the Audit Committee for the year ended October 31, 2005 which include the issuance of reports on internal control under SAS No. 70 related to various Citigroup Asset Management (“CAM”) entities a profitability review of the Adviser and phase 1 of an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region was $1.3 million all of which was pre-approved by the Audit Committee. Non-audit fees billed by PwC for services rendered to Western Asset Emerging Markets Debt Fund and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Western Asset Emerging Markets Debt Fund during the reporting period was $2.7 million for the year ended October 31, 2005.

Non-audit fees billed by KPMG for services rendered to Western Asset Emerging Markets Debt Fund and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Western Asset Emerging Markets Debt Fund during the reporting period was $75,000 and $0 for the years ended October 31, 2005 and October 31, 2006, respectively. Such fees relate to services provided in connection with the transfer agent matter as fully described in the notes to the financial statements.

(h) Yes. The Western Asset Emerging Markets Debt Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Emerging Markets Debt Fund or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Carol L. Colman

Daniel P. Cronin

Leslie H. Gelb

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Concerning Citigroup Asset Management1 (CAM) Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer

(e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

[1]	Citigroup Asset Management comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; employee of SBAM since 2006 and Chief Investment Officer of Western Asset since 1998.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; employee of SBAM since 2006 and Deputy Chief Investment Officer of Western Asset since 2000.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; employee of SBAM since 2006 and portfolio manager and research analyst at Western Asset since 1994.

Matthew Duda Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; employee of SBAM since 2006 and Research Analyst at Western Asset Management since 2001; Vice President and Investment Strategist from 1997-2001 at Credit Suisse First Boston Corporation.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of October 31, 2006.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
S. Kenneth Leech‡	134 registered investment companies with $98.1 billion in total assets under management	22 Other pooled investment vehicles with $27.2 billion in assets under management	1,039 Other accounts with $359.3 billion in total assets under management*

Stephen A. Walsh‡	134 registered investment companies with $98.1 billion in total assets under management	22 Other pooled investment vehicles with $27.2 billion in assets under management	1,039 Other accounts with $359.3 billion in total assets under management*

Keith J. Gardner‡	6 registered investment companies with $732.2 million in total assets under management	4 Other pooled investment vehicles with $1.48 billion in assets under management	4 Other accounts with $181.9 million in total assets under management**

Matthew Duda ‡	6 registered investment Companies with $732.2 million in total assets Under management	4 Other pooled investment vehicles with $1.48 billion in assets under management	4 Other accounts with $181.9 million in total assets under management**

*	Includes 96 accounts managed, totaling $30.9 billion, for which advisory fee is performance based.
**	Includes 1 account managed, totaling $13.3 million, for which advisory fee is performance based.
‡	The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved. Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio. For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security. To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts. Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of October 31, 2006.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	D
Stephen A. Walsh	A
Matthew Duda	A
Keith J. Gardner	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a)(2)	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Emerging Markets Debt Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset Emerging Markets Debt Fund Inc.

Date: January 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Emerging Markets Debt Fund Inc.

Date: January 8, 2007

By:	/s/ Frances M. Guggino
Frances M. Guggino
Chief Financial Officer of
Western Asset Emerging Markets Debt Fund Inc.

Date: January 8, 2007